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                                                                     EXHIBIT 1.1

                          TITANIUM METALS CORPORATION

                                 [     ] Shares
                                  Common Stock
                                ($.01 par value)

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                          , 1997
To the Representatives
named in Schedule I hereto
of the Underwriters
named in Schedule II hereto

Dear Sirs:

                          Corporation, a              corporation (the "Selling
Stockholder"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of shares of Common Stock, $.01 par value ("Common Stock") of Titanium Metals Corporation, a Delaware corporation (the "Company") set forth in Schedule I hereto (the "Securities"). If the firms listed in Schedule II hereto include only the firms listed in Schedule I hereto, then the terms "Underwriters" and Representatives", as used herein, shall be deemed to refer to such firm or firms.

                 1.       Representations and Warranties.

                 (a) The Company represents and warrants to, and agrees with, each Underwriter and the Selling Stockholder as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in subparagraph
(a)(iv) hereof. If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), subparagraph (a)(i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), subparagraph (a)(ii) below is applicable.

                 (i)      The Company has filed with the Securities and
         Exchange Commission (the Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-1 under the Securities Act of 1933 (the "Act"), including a basic prospectus, for
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                                                                               2

         registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering and sale of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2), (3) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you and the Selling Stockholder prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you and the Selling Stockholder, prior to the Execution Time, will be included or made therein. The Company agrees that it will not, without your written agreement, file a Rule 462(b) Registration Statement.

                 (ii) The Company has filed a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-1 under the Act, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary
         Final Prospectus, each of which has previously been furnished to you and the Selling Stockholder. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an
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                                                                               3

         amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you and the Selling Stockholder, prior to the Execution Time, will be included or made therein. The Company agrees that it will not, without your written agreement, file a Rule 462(b) Registration Statement.


                 (iii) on the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements


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         therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                 (iv) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraphs (a)(i) and (a)(ii) above contained in the
         Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus, "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus.
         "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the
         Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in subparagraphs
         (a)(i) and (a)(ii) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the
         Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such
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                                                                               5

         Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to he included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424" "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" meant information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement (the file number of which is set forth in Schedule I hereto), A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                 Any certificate signed by an officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                 (b) The Selling Stockholder represents and warrants to, and agrees with, the Company and each Underwriter that:

                 (i)      The Selling Stockholder it the sole and lawful owner
         of the Securities to be sold by the Selling Stockholder hereunder and, upon sale and
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                                                                               6

         delivery of, and payment for, such Securities, as provided herein, the Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, security interests and claims whatsoever (assuming that the several Underwriters are without notice of any adverse claim as defined in the Uniform Commercial Code as adopted in the State of New York (the "Code") and are otherwise bona fide purchasers for the purposes of the Code and that such Underwriters' rights are not limited by subsection
         (4) of Section 8-302 of the Code).

                 (ii) Although the Selling Stockholders assume no responsibility for the accuracy, completeness and fairness of the Company's representations and warranties in this Section 1 or, except as contemplated herein, the statements contained in the Registration Statement, the Basic Prospectus and the Final Prospectus, no fact has come to the attention of the Selling Stockholder that has caused it to believe that the representations and warranties of the Company contained in subparagraph (a)(iii) of this Section 1 (other than the first clause of such paragraph, with respect to which the Selling Stockholder makes no representation or warranty) are not true and correct; and the sale of the Securities by the Selling Stockholder pursuant hereto is not prompted by any material fact concerning the Company or any of its subsidiaries which is not set forth in the Final Prospectus or any supplement thereto. Notwithstanding the foregoing, with respect to UTSC, (i) such representations and warranties are limited to the knowledge of Mr, Tadakaro, and (ii) it in acknowledged and agreed that none of UTSC or any of its respective representatives or agents participated in any drafting sessions with the Company or the Underwriters or their legal or financial representatives regarding the contents of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus.

                 (iii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or
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                                                                               7

         resale of the Securities and has not affected any sales of shares of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                 (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such an may be required under the Act, the federal and provincial securities laws of Canada or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and except such other approvals as have been obtained.

                 (v) Neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Selling Stockholder or the terms of any indenture or other material agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries.

In respect of any statements in or omissions from the Registration Statement, the Basic Prospectus or the Final Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof, the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under subparagraph (a)(iii) of this Section 1 [(other than the first clause of such paragraph, with respect to which the Selling Stockholder makes no representation or warranty). The Underwriters acknowledge, however, that (x) the statements set forth in the footnotes to the table under the heading "Principal and Selling Stockholders", (y) the number of shares being sold hereunder
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and (z) the biographical information under the heading "Management" in the
Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or any amendment or supplement thereto, in each case solely an such statements relate to the Selling Stockholder or to any director nominated by the Selling Stockholder in the case of clause (z), constitute the only information furnished in writing by or an behalf of the Selling Stockholder for inclusion in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus, or any amendments or supplements thereto].

                 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per share set forth an Schedule I hereto, the amount of the Securities set forth opposite such Underwriter's name in
Schedule II hereto.

                 3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after the specified date as the Representatives shall designate) which date and time may be postponed by agreement between the Representatives and the Selling Stockholder (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer of immediately available funds to an account designated by the Selling Stockholder at least one full business day in advance of the Closing Date. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Securities shall be registered in such names and in such denominations an the Representatives may request not less than two full business days in advance of the Closing Date.
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                 The Company and the Selling Stockholders agree to have the
Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 10:00 AM on the business day prior to the Closing Date.

                 The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                 4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

                 5.       Agreements

                 (a) The Company agrees with the several Underwriters that:

                 (i) The Company will use its beat efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities (which will be deemed to have occurred on the date that is the earlier of (A) 60 days after the Closing Date and (B) the date on which the Representatives shall have informed the Company that the offering of the Securities has terminated), the Company will not file any amendment of the
         Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any
         Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment, supplement or Rule 462(b) Registration Statement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will
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                                                                              10

         cause the Rule 462(b) Registration Statement, completed in compliance with the Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives and the Selling Stockholder (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or supplement to the Final Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts (i) to prevent the issuance of any such stop order and, (ii) if issued, to obtain as soon as possible the withdrawal thereof.

                 (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (A) prepare and file with the Commission, subject to the second sentence of subparagraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or
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                                                                              11

         omission or affect such compliance and (B) supply any supplemented Final Prospectus to you and the Selling Stockholder in such quantities as you and the Selling Stockholder may reasonably request.

                 (iii) An soon practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other reproduction by it of all documents relating to the offering.

                 (v) The Company will pay the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering.

                 (vi) Until the date set forth on Schedule I hereto, the Company will not, and will not permit (x) its directors or executive officers listed in Part I of Schedule TV to, or (y) its executive officers listed in Part 2 of Schedule IV to, in each case without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock;
         provided, however, that (A) the Company may issue Common Stock pursuant to any employee or director stock option or compensation plan of the Company in effect at the Execution Time and (B) the directors and officers referenced in clauses (x) and (y) may pledge shares of Common Stock to secure extensions of credit in the ordinary course.
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                                                                              12

                 (b) The Selling Stockholder agrees with the several Underwriters that, until the date set forth in Schedule I hereto, it will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock.

                 (c) The Selling Stockholder agrees that it will take all reasonable actions in cooperation with the Company and the Underwriters to perform and satisfy all of the Selling Stockholder's conditions precedent.

                 6. Conditions to the Obligations of the Underwriters, The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder in all material respects and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

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                 (b)      The Company shall have furnished to the
Representatives and the Selling Stockholder the opinion of Robert E. Musgraves, Esq., counsel to the Company, dated the Closing Date (with respect to paragraphs (i), (ii), (iii), (iv) and (vi) below), and the opinion of Bartlit Beck Herman Palenchar & Scott, counsel for the Company, dated the Closing Date (with respect to paragraphs (v), (vii), (viii) and (ix) below), to the effect that:

                 (i) each of the Company and the subsidiaries of the Company listed on Schedule III hereto (individually a "Subsidiary" and collectively the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which require such qualification wherein it owns or leases material properties or conducts material business;

                 (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest (other than in favor of the Company's lenders) and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                 (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Selling Stockholder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters as contemplated by this Agreement, will be validly issued, fully paid and

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         nonassessable; the Securities being sold by the Selling Stockholder are duly listed for quotation on the Nasdaq National Market; the certificates for the Securities are in valid form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities, except as described in the Final Prospectus;

                 (iv) to the best knowledge of such counsel, there is no pending or overtly threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not disclosed in the Final Prospectus and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                 (v) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                 (vi) the execution and delivery of this Agreement have been duly authorized by all requisite corporate action an the part of the Company; and this Agreement have been duly executed and delivered by the Company;

                 (vii) no consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act or the Exchange Act and such other approvals (specified in such opinion) as have been obtained;

                 (viii) the issuance, offering and sale of the securities pursuant to this Agreement, compliance by the Company with the other provisions of this Agreement and consummation by the Company of the other transactions contemplated by this Agreement will not conflict with, result in a breach or violation of or constitute a default (with the passage of time or the giving of notice) under or violate (A) any of the terms, conditions or provisions of the charter or bylaws of the Company, (B) to the knowledge of such counsel, after due inquiry, any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (C) any law or regulation or, to the knowledge of such counsel after due inquiry, any judgment, order, decree or ruling applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                 (ix) after the sale of the Securities pursuant to this Agreement, no holders of securities of the Company will have rights to the registration of such securities under the Registration Statement except as set forth in the Final Prospectus under the Section captioned ["Certain Relationships and Related Parties- Registration Rights".]

                 In addition, each such counsel shall state that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters at which conferences the contents of the Registration Statement and the Final Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus, no fact has come to the attention of such counsel that led such counsel to believe that the Registration Statement, at the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel express no view with respect to the financial statements and related notes, the financial statement schedule and other financial, statistical and accounting data included in the Registration Statement or the Final Prospectus).


                 The foregoing opinions may be subject to such exceptions and qualifications as are reasonably satisfactory to the Underwriters.

                 In rendering such opinion, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                 [(c)     UTSC shall have furnished to the Representatives the
opinion of its counsel, Debevoise a Plimpton, and (B) Tremont shall have furnished to the Representatives the opinion of its counsel, Bartlit Beck Herman Palenchar & Scott, each dated the Closing Date, and each to the effect that, with respect to each Selling Stockholder represented by each such counsel]:

                 (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and the Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholder hereunder;

                 (ii) the delivery by the Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, security interests and claims whatsoever other than any liens, encumbrances, security interests and claims arising by any action taken by the Underwriters (assuming that the Underwriters are without notice of any adverse claim, as defined in the Code, and are otherwise bona fide purchasers for purposes of the Code and that such Underwriters, rights are not limited by subsection (4) of Section 8-302 of the Code);

                 (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may be required under the Act, the Exchange Act, the federal and provincial securities laws of Canada or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters (with respect to which counsel need express no opinion) and except such other approvals (specified in such opinion) as have been obtained; and

                 (iv) the issuance, offering and sale of the securities pursuant to this Agreement, compliance by the Selling Stockholder with the other provisions of this Agreement, and the consummation of the other transactions contemplated by this Agreement will not conflict with, result in a breach or violation of, or constitute a default under or violate (A) any of the terms, conditions or provisions of the charter or by-laws of the Selling Stockholder, (B) any judgment, order, decree or ruling applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, (C) any law or regulation, or
         (D) to the best knowledge of such counsel, after due inquiry, any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Selling

         Stockholder or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States or, as applicable, the Business Corporation Law of the State of New York or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and public officials.

                 (d) If the Representatives so request, the Representatives shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (e) The company shall have furnished to the Representatives and the Selling Stockholder a certificate of the Company, signed on behalf of the Company by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement that are qualified as to materiality are true and correct and the representations and warranties of the Company that are not so qualified are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) to the best knowledge of such signer after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

                 (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any subsequently dated supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                 (f) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by the principal executive, financial or accounting officer or other authorized representative of the Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement that are qualified as to materiality are true and correct and the representations and warranties of the Selling Stockholder that are not so qualified are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                 (g) At the Closing Date, Coopers & Lybrand, L.L.P. shall have furnished to the Representatives a letter or letters which may refer to letters previously delivered to one or more of the Representatives, dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and that they have performed a review of the unaudited interim financial information as of September 29, 1996, and for the nine-month periods ended October 1, 1995, and September 29, 1996, in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

                 (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                 (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their review in accordance with standards established by the AICPA of the unaudited interim financial information included in the Registration Statement and the Final Prospectus; carrying out certain specified procedures which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                          (1) the unaudited interim consolidated financial statements included in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited interim financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Final Prospectus;

                          (2) with respect to the period subsequent to September 29, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt (including current maturities) of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders, equity of the Company or decreases in working capital of the Company and its subsidiaries as compared with the amounts shown on the September 29, 1996 consolidated balance sheet included in the Registration Statement and the Final Prospectus, or for the period from September 30, 1996, to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in the net sales, total operating income (or increases in total operating loss) EBITDA or per share amounts of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                          (3) the information included in the Registration Statement and Final Prospectus in response to Regulation S-K,
                 Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                 (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 References to the Final Prospectus in this paragraph (g) and in paragraphs (h) and (i) below include any supplement thereto at the date of the letter.

                 (h) At the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated as of the Cloning Date, in form and substance satisfactory to the Representatives, confirming that, with respect to IMI plc and its subsidiaries, they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the AICPA and stating in affect that!

                 (i) in their opinion the audited financial statements of the IMI Titanium Business (as defined in the Registration Statement) included in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

                 (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 (i) At the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated at of the Closing Date, in form and substance satisfactory to the Representatives, confirming that, with respect to Titanium Hearth Technologies, they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the AICPA and stating in effect that:

                 (i) in their opinion the audited financial statements of Titanium Hearth Technologies included in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

                 (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                 (k) On or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit D hereto from each officer and director of the Company listed in
Schedule IV hereto and each Selling Stockholder, in each case addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock
(x) in the case of the directors and executive officers listed in Part I of
Schedule IV, for a period set forth on Schedule I or (y) in the case of the executive officers listed in Part 2 of Schedule IV, for a period set forth on schedule 1, in each case without the prior written consent of the Representatives, other than shares of Common Stock (A) disposed of as bona fide gifts or

(B) pledged to secure extensions of credit in the ordinary course.

                 (l) The National Association of Securities Dealers, Inc. ("NASD"), upon review of the terms of the public offering of the Securities, shall not have objected to the participation by any of the Underwriters in such offering or asserted any violation of the Conduct Rules of the NASD.

                 (m) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                 7. Reimbursement of Underwriters, Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof (other than section [6(d)]) is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform in any material respect any agreement herein or comply in any material respect with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 solely because of the Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6(c) or 6(f), the Selling Stockholder shall reimburse the Company on demand for all amounts so paid.

                 8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, or in any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or omission of material fact made in the Basic Prospectus or in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representatives,
(x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Basic Prospectus or in any Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) The Company agrees to indemnify and hold harmless the Selling Stockholder, the directors, officers, employees and agents of the Selling Stockholder and each person who controls the Selling Stockholder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus or any Preliminary Final Prospectus or in the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are bated upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as is incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such came to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion therein. The Company acknowledges that [(x) the statements set forth In the footnotes to the table under the heading "Principal and Selling Stockholders", (y) the number of Shares being sold hereunder and
(a) the biographical information under the heading "Management" in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus or any amendment or supplement thereto, in each case solely as such statements relate to the Selling Stockholder or to any director nominated by the Selling Stockholder in the case of clause (z), constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in the Registration Statement, the Basic Prospectus or in any Preliminary Final Prospectus or the Final Prospectus, or any amendment or supplement thereto and the Selling Stockholder confirms that such statements, to the extent they relate to the Selling Stockholder, are correct. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (c) The Selling Stockholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act to the same extent an the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity; provided, however, that in no case shall the liability of the Selling Stockholder under this Section 8(c) exceed the aggregate public offering price of the Securities sold by the Selling Stockholder to the Underwriters minus the underwriting discounts or commissions paid thereon to the Underwriters by the Selling Stockholder. [The Company and each Underwriter acknowledge that [(x) the statements set forth in the footnotes to the table under the heading "Principal and Selling Stockholders", (y) the number of shares being sold hereunder and (z) biographical information under the heading "Management" in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus or any amendments or supplements thereto, in each case an such statements related to the Selling Stockholder, or any director nominated by the Selling Stockholder in the case of clause (z), constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in the Registration Statement, the Basic Prospectus or any Preliminary Final Prospectus or the Final Prospectus, or any amendments or supplements thereto and the Selling Stockholder confirms that such statements, to the extent they relate to the Selling Stockholder, are correct.] This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

                 (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Stockholder and each person who controls the Selling Stockholder within the meaning of either-the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the names of the Underwriters and the statements set forth in
Schedule I constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Basic Prospectus, or any Preliminary Final Prospectus or the Final Prospectus, and you, as the Representatives, confirm that such statements are correct.

                 (e) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a),
(b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, all indemnified parties shall have the right to employ one separate counsel (and, in addition, one local counsel in any relevant jurisdiction for all indemnified parties) in any such action, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties (not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of culpability or a failure to act, by or on behalf of any indemnified party.

                 (f)      In the event that the indemnity provided in paragraph
(a), (b), (c) or (d) of this section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholder and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder and in no case shall the Selling Stockholder be responsible for any amount in excess of the aggregate amount of proceeds the Selling Stockholder received from the sale of the Securities pursuant to the offering. if the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Stockholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission related to information provided by the Company, the Selling Stockholder or the Underwriters. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls the Selling Stockholder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Selling Stockholder shall have the same rights to contribution as the Selling Stockholder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of thin paragraph (f).

                 9. Default by an Underwriter, if any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of securities set forth opposite their names in Schedule 11 hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the

Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholder or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall reasonably determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in thin Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally an the Nasdaq National Market or the New York Stock Exchange shall have been suspended or limited (other than pursuant to the circuit breaker rules) or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United Staten of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities, The provisions of Sections 7, 8 and 15 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1999 Broadway, Suite 4300, Denver, CO 80202, attention of the legal department; or if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to it at the address set forth in Schedule V hereto.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LANE OF THE STATE OF NEW YORK.

         [15.    Jurisdiction: Appointment of Agent fox Service of Process.
Each Selling Stockholder his appointed CT Corporation, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby which may be instituted in any State or Federal court sitting in The City of New York and any appellate court from any thereof, by any person and expressly accepts the nonexclusive jurisdiction of any such court in respect of any such action. Such appointment shall he irrevocable. Each Selling Stockholder hereby represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and each Selling Stockholder agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to each Selling Stockholder shall be deemed, in every respect, effective service of process upon each Selling Stockholder].

         16. Counterparts. This Agreement nay be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                 If the foregoing in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

                                    Very truly yours,

                                    TITANIUM METALS CORPORATION,

                                    By:
                                       ------------------------
                                       Name:
                                       Title:

                                    UNION TITANIUM SPONGE CORPORATION,

                                    By:
                                       ------------------------
                                       Name:
                                       Title:

                                    TREMONT CORPORATION,

                                    By:
                                       -------------------------
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed and accepted an of the date specified in Schedule I hereto.



                                    By:
                                       -------------------------
                                       Name:
                                       Title:


For themselves and the several Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No. 333-

Representative (s):

Amount and Purchase Price of Securities:

     Number of shares:

     Purchase price per share:

Closing Date, Time and Location:     , 1997, 10:00 AM New York City time, at the
                                -----
offices of Cravath, Swaine & Moore, worldwide Plaza, 825 Eighth Avenue, New York, NY

Type of offering:

Date referred in Sections 5(a)(vi) and S(b) after which the Company and certain of its officers and directors and the Selling Stockholder may offer or sell additional Common Stock or securities convertible into, or exchangeable for, shares of Common Stock without the consent of the Representative: , 1997.

Modification of items to be covered by the letters from Coopers & Lybrand L.L.P., KPMG Peat Markwick LLP and Price Waterhouse LLP delivered pursuant to Sections 5(g), (h) and (i) at the Execution Time: None.

Information provided by Underwriters:

                                  SCHEDULE II


                                            Number of Shares
Underwriter                                 to be purchased




  Total . . . . . . . . .

                                  SCHEDULE III

                                                      % of the
                                                     Company's
                              Jurisdiction of          Voting
                              Incorporation or      Securities
Name of Subsidiary             Organization              Held
-----------------             ----------------      ----------
TIMET Savoie, S.A.            France                    70

Titanium Hearth
Technologies, Inc.            Delaware                 100

  TIMET Hearth Melting
  Corporation                 Colorado                 100

  Titanium Hearth
  Technologies, G.P.          Pennsylvania             100

TIMET UK Limited              United Kingdom           100


TIMET Castings Corporation    Oregon                   100

                                  SCHEDULE IV

                                     Part 1

                Directors and Executive Officers of the Company
                   Subject to Lock-Up Specified in Schedule I

                                J. Landis Martin
                                Andrew R. Dixey
                             Joseph S. Compofelice

                                     Part 2

                       Executive Officers of the Company
                   Subject to Lock-Up specified in Schedule I

                                 Paul J. Bania
                                 Thomas A. Buck
                                John P. Monahan
                              Robert E. Musgraves
                                Mark A. Wallace

                                   SCHEDULE V

                       Addresses of Selling Stockholders

Tremont Corporation
    1999 Broadway, Suite 4300
    Denver, Colorado 80202

Union Titanium Sponge Corporation
    c/o Toho Titanium Company Ltd.
      2-13-31 Kohnan
      Minato-ku
      Tokyo 108, Japan